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                                                                  Exhibit 99.1


November 3, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


Ladies and Gentlemen:

We have read Item 4 of Form 8-K dated November 3, 2003 of Waterlink, Inc. and are in agreement with the statements contained in the first paragraph of that item. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                          Very truly yours,



                                          /s/ SALTZ, SHAMIS & GOLDFARB, INC.
                                          ----------------------------------
                                          SALTZ, SHAMIS & GOLDFARB, INC.


Columbus, Ohio



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